UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)    September 21, 2011

SILLENGER EXPLORATION CORP.
(Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation)	000-53420 (Commission File Number)	00-0000000 (I.R.S. Employer Identification No.)
277 Lakeshore Rd. E. Suite # 206, Oakville, Ontario (Address of principal executive offices)		L6J 1H9 (Zip Code)

Registrant’s telephone number, including area code  (905) 842-9090

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 1.01  Entry into Definitive Material Agreement

On September 16, 2011, Sillenger Exploration Corp. (“Sillenger” or the “Company”) entered into an agreement with First African Exploration Corp. (“FAEC”), pursuant to a Letter of Intent signed by the parties on or about July 26, 2011.  Pursuant to the terms of the agreement, FAEC will serve as the Company’s exclusive representative for obtaining, negotiating and performing contracts with countries in Africa and the Middle East (each a “target country”) in connection with mining, hydrocarbon and other natural resource projects.  The Company shall compensate FAEC based on the its services in obtaining and completing contracts with a target country.  The agreement is contingent upon the Company obtaining financing and entering into a contract with a target country and the Company receiving financing for the performance of such contract. The Company must have sufficient financing to fully execute such contract and to meet the necessary performance milestones.  Mr. Michel Ghostine, an officer and director of the Company is also an officer and director of FAEC.

Form 8-K	Sillenger Exploration Corp.	Page 2

Item 8.01 Other Events

On September 19, 2011, the Company issued a press release announcing that it had entered into a Memorandum of Understanding with the country of Benin in West Africa.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
99.1	Press Release announcing Memorandum of Understanding with Benin dated September 19, 2011.

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as "may," "project," "should," "plan," "expect," "anticipate" "believe," "estimate" and similar words, although some forward-looking statements are expressed differently.  Forward-looking statements represent our management's judgment regarding future events.  Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in forward-looking statements due to a number of factors, including the statements under "Risk Factors" found in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 15, 2011, and its Form 10-Qs on file with the SEC.

Form 8-K	Sillenger Exploration Corp.	Page 3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sillenger Exploration Corp. has caused this report to be signed on its behalf by the undersigned duly authorized person.

SILLENGER EXPLORATION CORP.

Dated: September 21, 2011	By:	/s/ John Gillespie
John Gillespie –CEO & President